UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2011

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Maiden Lane, Fifth Floor San Francisco, CA 94108
(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2011, Terreno Realty LLC, a wholly-owned subsidiary (the “Borrower”) of Terreno Realty Corporation (the “Company”), entered into a $10.1 million Senior Secured Term Loan Agreement (the “Term Loan”) with KeyBank National Association, as administrative agent (the “Administrative Agent”), and KeyBanc Capital Markets Inc., as lead arranger.

The Term Loan is secured by a pledge of the equity interests in two of the Borrower’s wholly-owned subsidiaries (each, a “Subsidiary”) that each own one property. The Term Loan is guaranteed by the Company and each Subsidiary. The Term Loan will bear interest at varying rates, based upon, at the Borrower’s option, either (i) LIBOR, plus the applicable LIBOR margin or (ii) the applicable base rate which is the greater of the Administrative Agent’s prime rate plus 1.00%, 0.50% above the federal funds effective rate, or thirty-day LIBOR plus the applicable LIBOR margin for LIBOR rate loans under the Term Loan. The applicable LIBOR margin is 3.50% as of the closing and shall reduce to 2.75% subject to the properties generating a 1.25x debt service coverage ratio. The Term Loan will require monthly interest payments through February 2013, the maturity date, which is subject to one six-month extension that may be exercised subject to the satisfaction of certain conditions. Proceeds from the Term Loan will be used by the Company to fund future acquisitions and for general business purposes.

A copy of the Term Loan is attached hereto as Exhibit 10.1. The foregoing summary of the Term Loan is qualified in its entirety by reference to the Term Loan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration

The information about the Term Loan under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

10.1*	Senior Secured Term Loan Agreement, dated as of August 23, 2011, among Terreno Realty LLC, as Borrower, KeyBank National Association, both individually as a “Lender” and as an “Administrative Agent”, and KeyBanc Capital Markets as “Lead Arranger”

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation
Date: August 26, 2011	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title

10.1*	Senior Secured Term Loan Agreement, dated as of August 23, 2011, among Terreno Realty LLC, as Borrower, KeyBank National Association, both individually as a “Lender” and as an “Administrative Agent”, and KeyBanc Capital Markets as “Lead Arranger”

*	Filed herewith